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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22213

AlphaMark Investment Trust

(Exact name of registrant as specified in charter)

810 Wright’s Summit Parkway, Suite 100 Ft. Wright, Kentucky	41011
Address of principal executive offices)	(Zip code)

Benjamin V. Mollozzi, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	(859) 957-1803

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

AlphaMark Large Cap Growth Fund

A series of
AlphaMark Investment Trust

Annual Report

August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-866-420-3350 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-866-420-3350. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

ALPHAMARK LARGE CAP GROWTH FUND
SHAREHOLDER LETTER
September 30, 2019

Dear Shareholder:

The AlphaMark Large Cap Growth Fund’s (the “Fund”) investment philosophy is founded on an appreciation of risk. Our strategy identifies high quality companies with strong cash flows for the Fund. This philosophy provides the potential for growth while acknowledging the inherent risks of the stock market. The stock market experienced a large correction during the fourth quarter of 2018. As the new year unfolded, and the Federal Reserve reversed its hawkish tone, stocks shrugged off any bad news and continued their run. Both value and growth stocks experienced a resurgence. During April 2019, investors resumed their favor towards growth and momentum over value stocks. Strategies that favored cash flow generation over growth at any cost suffered. As the month of May unfolded, President Trump surprised the markets with a definitive round of tariffs. The markets sold off quickly, with cyclical, Financial and Industrial stocks taking the brunt of the pain. The market became obsessed with whether or not the Federal Reserve was going to lower interest rates versus keep them stable. Financial stocks suffered even more. The Fund has had an over weighted position in Financial stocks, regional bank stocks, specifically, as a less risky proposition versus owning stocks that would suffer during a trade war. The markets did not agree with this strategy and sold off most regional bank stocks. In our opinion, the beleaguered Health Care sector also presented a compelling value. Health Care stocks remain under scrutiny as the market awaits the 2020 election results. It wasn’t until early September 2019 that the stock market actually started to see value in non-momentum stocks. A decent rotation has started during the month of September and the market breadth has improved. Since September 1st, the stocks in the Fund are showing marked improvement relative to high momentum stocks. It is too early to tell if a true rotation out of aggressive growth into more value-oriented stocks is occurring; however, the signs are encouraging and the Fund is positioned to take advantage.

During the fiscal year ended August 31, 2019, the net asset value per share of the Fund decreased from $14.29 (adjusted for distributions) to $12.90, with a total return of -6.47%. During this time, the S&P 500 Index and the Russell 1000 Growth Index gained 2.92% and 4.27%, respectively. Our discipline is to never let any of our holdings become so large that they present undue risk to the portfolio. In order to achieve this, we consistently trim gains from any of the Fund’s positions that are performing well. The main contributors of gains in the Fund over the last 12 months came from the following sectors: Technology (Broadcom Corp +49%, Total System Services +31%, Zebra Technologies +32%), Consumer Staples (Estee Lauder +42%), Industrials (Waste Management +33%) and Financials (Intercontinental Exchange +24%). The main contributors of losses in the Fund over the last 12 months came from the following sectors: Industrials (XPO Logistics -50%), Energy (Marathon Petroleum -45%), Health Care (Mylan Laboratories -27%, Regeneron Pharmaceuticals -28%) and Consumer Discretionary (PVH Corp -47%). We continue to maintain a diversified portfolio across the various sectors of the economy.

Historically, we have always sought out high quality companies that have strong cash flows. In our view, these types of companies will typically be rewarded by the markets over the long term. In our opinion, the market will respond favorably to those companies that are high quality, strong cash flow producing and have exhibited consistent earnings.

As of August 31, 2019, the Fund’s assets were diversified among 32 stock positions and 1 ETF position, the Communication Services Select Sector SPDR® Fund (XLC). Our five largest areas of investment were: Information Technology (17.9%), Financials (17.2%), Health Care (14.9%), Consumer Discretionary (10.8%), and Industrials (8.8%). Cash equivalents represented 4.9% of the Fund’s net assets.

As of August 31, 2019, the Fund had net assets of $23.1 million.

In conclusion, no investment style will outperform every year. The nature of the market is change and volatility. Because we perceive market risks are out of balance with stock valuations, we believe that high quality companies with high cash flows will be the best investment over the coming months. We continually review current holdings for any weaknesses and adjust when necessary. We are optimistic that high quality companies can still succeed in what we believe is an overbought stock market. We look forward to providing you with a Fund that will capture the momentum of high-quality stocks as the economy grows.

Sincerely,

Michael L. Simon
President and Chief Investment Officer
AlphaMark Advisors, LLC

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-866-420-3350 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

ALPHAMARK LARGE CAP GROWTH FUND
PERFORMANCE INFORMATION
August 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the AlphaMark Large Cap Growth Fund
versus the S&P 500® Index

Average Annual Total Returns (for periods ended August 31, 2019)
	1 Year	5 Years	10 Years
AlphaMark Large Cap Growth Fund (a)	-6.47%	5.99%	10.52%
S&P 500® Index (b)	2.92%	10.11%	13.45%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)

The S&P 500® Index is a market capitalization weighted index that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance or any specific investment.

ALPHAMARK LARGE CAP GROWTH FUND
PORTFOLIO INFORMATION
August 31, 2019 (Unaudited)

Sector Diversification (% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Total System Services, Inc.	4.4%
Regeneron Pharmaceuticals, Inc.	4.1%
Intercontinental Exchange, Inc.	4.1%
Ross Stores, Inc.	4.0%
Estée Lauder Companies, Inc. (The) - Class A	4.0%
Packaging Corporation of America	3.9%
New York Community Bancorp, Inc.	3.8%
Waste Management, Inc.	3.7%
PVH Corporation	3.5%
Celgene Corporation	3.4%

ALPHAMARK LARGE CAP GROWTH FUND SCHEDULE OF INVESTMENTS August 31, 2019
Common Stocks — 92.6%	Shares	Value
Communication Services — 4.7%
Diversified Telecommunication Services — 2.5%
Verizon Communications, Inc.	9,912	$576,482

Interactive Media & Services — 2.2%
Alphabet, Inc. - Class C *	435	516,824

Consumer Discretionary — 10.8%
Hotels, Restaurants & Leisure — 3.3%
Marriott International, Inc. - Class A	6,037	761,024

Specialty Retail — 4.0%
Ross Stores, Inc.	8,791	931,934

Textiles, Apparel & Luxury Goods — 3.5%
PVH Corporation	10,486	794,839

Consumer Staples — 6.1%
Food & Staples Retailing — 1.1%
Kroger Company (The)	10,426	246,888

Personal Products — 4.0%
Estée Lauder Companies, Inc. (The) - Class A	4,687	927,979

Tobacco — 1.0%
Altria Group, Inc.	5,169	226,092

Energy — 4.6%
Oil, Gas & Consumable Fuels — 4.6%
EOG Resources, Inc.	6,758	501,376
Marathon Petroleum Corporation	11,614	571,525
		1,072,901
Financials — 17.2%
Banks — 6.4%
Fifth Third Bancorp	26,532	701,771
Western Alliance Bancorporation	17,700	768,534
		1,470,305
Capital Markets — 7.0%
Goldman Sachs Group, Inc. (The)	3,327	678,409
Intercontinental Exchange, Inc.	10,086	942,839
		1,621,248

See accompanying notes to financial statements.

ALPHAMARK LARGE CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
Common Stocks — 92.6% (Continued)	Shares	Value
Financials — 17.2% (Continued)
Thrifts & Mortgage Finance — 3.8%
New York Community Bancorp, Inc.	75,055	$866,135

Health Care — 14.9%
Biotechnology — 9.8%
Celgene Corporation *	8,000	774,400
Regeneron Pharmaceuticals, Inc. *	3,275	949,914
United Therapeutics Corporation *	6,350	524,256
		2,248,570
Health Care Providers & Services — 2.6%
WellCare Health Plans, Inc. *	2,250	609,165

Life Sciences Tools & Services — 2.5%
Thermo Fisher Scientific, Inc.	2,006	575,842

Industrials — 8.8%
Aerospace & Defense — 2.9%
General Dynamics Corporation	3,570	682,834

Airlines — 2.2%
Alaska Air Group, Inc.	8,364	499,498

Commercial Services & Supplies — 3.7%
Waste Management, Inc.	7,130	850,966

Information Technology — 17.9%
Communications Equipment — 5.4%
Arista Networks, Inc. *	2,604	590,119
Nokia Corporation - ADR	133,491	662,115
		1,252,234
Electronic Equipment, Instruments & Components — 5.6%
Amphenol Corporation - Class A	7,292	638,342
Zebra Technologies Corporation - Class A *	3,211	658,351
		1,296,693
IT Services — 6.9%
Leidos Holdings, Inc.	6,568	573,780
Total System Services, Inc.	7,536	1,011,482
		1,585,262
Materials — 7.6%
Chemicals — 3.7%
Celanese Corporation	4,640	526,037

See accompanying notes to financial statements.

ALPHAMARK LARGE CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
Common Stocks — 92.6% (Continued)	Shares	Value
Materials — 7.6% (Continued)
Chemicals — 3.7% (Continued)
Eastman Chemical Company	5,183	$338,813
		864,850
Containers & Packaging — 3.9%
Packaging Corporation of America	8,840	889,127

Total Common Stocks (Cost $17,546,259)		$21,367,692

Exchange-Traded Fund — 2.5%	Shares	Value
Communication Services Select Sector SPDR® Fund (The) (Cost $560,743)	11,367	$563,007

Money Market Fund — 4.9%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 2.00% (a) (Cost $1,127,446)	1,127,446	$1,127,446

Total Investments at Value — 100.0% (Cost $19,234,448)		$23,058,145

Other Assets in Excess of Liabilities — 0.0% (b)		7,694

Total Net Assets — 100.0%		$23,065,839

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of August 31, 2019.
(b)	Percentage rounds to less than 0.1%.
See accompanying notes to financial statements.

ALPHAMARK LARGE CAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES August 31, 2019
ASSETS
Investments in securities:
At cost	$19,234,448
At value (Note 2)	$23,058,145
Dividends receivable	22,329
Other assets	8,346
TOTAL ASSETS	23,088,820

LIABILITIES
Payable for capital shares redeemed	650
Accrued advisory fees (Note 4)	11,381
Payable to administrator (Note 4)	6,000
Other accrued expenses	4,950
TOTAL LIABILITIES	22,981

NET ASSETS	$23,065,839

Net Assets consist of:
Paid-in capital	$18,995,199
Accumulated earnings	4,070,640
NET ASSETS	$23,065,839

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,787,980

Net asset value, offering price and redemption price per share (Note 2)	$12.90

See accompanying notes to financial statements.

ALPHAMARK LARGE CAP GROWTH FUND STATEMENT OF OPERATIONS For the Year Ended August 31, 2019
INVESTMENT INCOME
Dividend income	$389,657
Foreign withholding taxes on dividends	(3,581)
TOTAL INVESTMENT INCOME	386,076

EXPENSES
Investment advisory fees (Note 4)	242,302
Administration fees (Note 4)	72,000
Distribution fees (Note 5)	50,896
Legal fees	19,634
Insurance expense	18,870
Registration and filing fees	18,438
Audit and tax service fees	16,600
Custody and bank service fees	11,610
Trustees’ fees (Note 4)	8,500
Printing of shareholder reports	6,122
Compliance service fees (Note 4)	6,000
Postage and supplies	1,832
Other fees	7,206
TOTAL EXPENSES	480,010
Fee reductions by the Advisor (Note 4)	(116,301)
NET EXPENSES	363,709

NET INVESTMENT INCOME	22,367

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investment transactions	1,303,573
Net change in unrealized appreciation (depreciation) on investments	(3,156,198)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(1,852,625)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,830,258)

See accompanying notes to financial statements.

ALPHAMARK LARGE CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended August 31, 2019	Year Ended August 31, 2018(a)
FROM OPERATIONS
Net investment income	$22,367	$19,497
Net realized gains from investment transactions	1,303,573	2,937,429
Net change in unrealized appreciation (depreciation) on investments	(3,156,198)	915,040
Net increase (decrease) in net assets from operations	(1,830,258)	3,871,966

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(3,787,637)	(1,384,774)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,964,893	5,616,490
Net asset value of shares issued in reinvestment of distributions to shareholders	3,787,637	1,384,774
Proceeds from redemption fees collected (Note 2)	310	160
Payments for shares redeemed	(5,433,346)	(4,229,784)
Net increase in net assets from capital share transactions	1,319,494	2,771,640

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,298,401)	5,258,832

NET ASSETS
Beginning of year	27,364,240	22,105,408
End of year	$23,065,839	$27,364,240

CAPITAL SHARE ACTIVITY
Shares sold	236,552	340,058
Shares reinvested	332,833	85,112
Shares redeemed	(421,651)	(256,645)
Net increase in shares outstanding	147,734	168,525
Shares outstanding at beginning of year	1,640,246	1,471,721
Shares outstanding at end of year	1,787,980	1,640,246

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended August 31, 2018, distributions to shareholders consisted of $53,986 and $1,330,788 of net investment income and net realized gains, respectively. Accumulated net investment income as of August 31, 2018 was $19,447.

See accompanying notes to financial statements.

ALPHAMARK LARGE CAP GROWTH FUND FINANCIAL HIGHLIGHTS Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017		Year Ended August 31, 2016	Year Ended August 31, 2015
Net asset value at beginning of year	$16.68	$15.02	$14.01		$14.99	$17.82

Income (loss) from investment operations:
Net investment income (loss)	0.01	0.01	0.04		0.01	(0.02)
Net realized and unrealized gains (losses) on investments	(1.40)	2.60	2.04		1.33	(0.73)
Total from investment operations	(1.39)	2.61	2.08		1.34	(0.75)

Less distributions:
From net investment income	(0.02)	(0.04)	(0.00	)(a)	(0.01)	(0.00	)(a)
From net realized gains from investment transactions	(2.37)	(0.91)	(1.07)		(2.31)	(2.08)
Total distributions	(2.39)	(0.95)	(1.07)		(2.32)	(2.08)

Proceeds from redemption fees collected (Note 2)	0.00 (a)	0.00 (a)	—		0.00 (a)	0.00	(a)

Net asset value at end of year	$12.90	$16.68	$15.02		$14.01	$14.99

Total return (b)	(6.47%)	17.51%	15.78%		10.44%	(4.82%)

Net assets at end of year (000)	$23,066	$27,364	$22,105		$22,940	$22,659

Ratio of total expenses to average net assets	1.98%	1.97%	1.94%		1.98%	1.88%

Ratio of net expenses to average net assets (c)	1.50%	1.50%	1.50%		1.50%	1.50%

Ratio of net investment income (loss) to average net assets (c)	0.09%	0.08%	0.23%		0.09%	(0.13%)

Portfolio turnover rate	273%	54%	17%		59%	43%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee reductions (Note 4).
See accompanying notes to financial statements.

ALPHAMARK LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2019

1. Organization

AlphaMark Large Cap Growth Fund (the “Fund”) is a no-load, diversified series of AlphaMark Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated June 24, 2008.

The investment objective of the Fund is long-term growth of capital.

2. Significant Accounting Policies

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with GAAP. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.”

New accounting pronouncement – In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Securities valuation – The Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities, including common stocks and exchange-traded funds, which are traded on stock exchanges are valued on the basis of their last sales prices on the exchanges on which they are primarily traded, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if not traded on a particular day, at the last bid

ALPHAMARK LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the mean of the closing bid and ask prices. When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). Securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs

Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments by security type as of August 31, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$21,367,692	$—	$—	$21,367,692
Exchange-Traded Fund	563,007	—	—	563,007
Money Market Fund	1,127,446	—	—	1,127,446
Total	$23,058,145	$—	$—	$23,058,145

See the Fund’s Schedule of Investments for a listing of the common stocks by industry type. The Fund did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended August 31, 2019.

ALPHAMARK LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Share valuation – The net asset value (“NAV”) per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share, except that shares of the Fund are subject to a redemption fee of 1.5%, payable to the Fund, if redeemed within sixty days of the date of purchase. During the years ended August 31, 2019 and 2018, proceeds from redemption fees totaled $310 and $160, respectively.

Investment transactions and investment income – Investment transactions are accounted for on trade date. Realized gains and losses on investments sold are determined on a specific identification basis, which compares the identified cost of the security lot sold with the net sales proceeds. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends, if any, have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions to shareholders – Dividends arising from net investment income and distributions of net realized capital gains, if any, are declared and paid annually in December. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid to shareholders of the Fund during the years ended August 31, 2019 and August 31, 2018 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
8/31/2019	$127,796	$3,659,841	$3,787,637
8/31/2018	$253,399	$1,131,375	$1,384,774

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

ALPHAMARK LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following is computed on a tax basis for each item as of August 31, 2019:

Cost of portfolio investments	$19,431,975
Gross unrealized appreciation	$4,902,237
Gross unrealized depreciation	(1,276,067)
Net unrealized appreciation	3,626,170
Undistributed long-term capital gains	444,470
Total distributable earnings	$4,070,640

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions and concluded that no provision for unrecognized tax benefits or expenses should be recorded related to uncertain tax positions taken in the Fund’s open tax years (generally, three years).

During the year ended August 31, 2019, the Fund did not incur any taxes, interest or penalties. Generally, tax authorities can examine tax returns filed during the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal.

ALPHAMARK LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the year ended August 31, 2019, cost of purchases and proceeds from sales of investment securities, other than short-term investments and U.S. government securities, were as follows:

Cost of purchases of investment securities	$64,744,262
Proceeds from sales of investment securities	$67,393,845

4. Transactions with Related Parties

The President of AlphaMark Advisors, LLC (the “Advisor”), the investment advisor to the Fund, is also the President and a Trustee of the Trust. Certain other officers of the Trust are also officers of the Advisor, or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent, and fund accounting agent, and Ultimus Fund Distributors, LLC, the Fund’s principal underwriter and an affiliate of Ultimus.

Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Trust for their services. Effective January 1, 2019, each Trustee who is not an interested person of the Trust receives an annual retainer of $3,000 and a fee of $500 for each Board meeting attended, plus reimbursement of travel and other expenses incurred in attending meetings, if any. Prior to January 1, 2019, each Trustee who was not an interested person of the Trust received an annual retainer of $2,000 and a fee of $500 for each Board meeting attended, plus reimbursement of travel and other expenses incurred in attending meetings, if any.

The Chief Compliance Officer (the “CCO”) of the Trust is an employee of the Advisor. The Fund reimburses the Advisor $6,000 annually for the services provided by the CCO to the Trust.

INVESTMENT ADVISORY AGREEMENT

Under the terms of an Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund. The Fund pays the Advisor an investment advisory fee computed at the annual rate of 1.00% of its average daily net assets.

The Advisor has contractually agreed, until at least December 31, 2020, to reduce its investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to limit the Fund’s annual ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to 1.50% of its average daily net assets. Pursuant to this agreement, the Advisor reduced its fees of $242,302 by $116,301 during the year ended August 31,

ALPHAMARK LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

2019. Any fee reductions by the Advisor are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the 1.50% expense limit and provided further that any repayment occurs within three years of the fee reductions and expense reimbursements which are the subject of the repayment. As of August 31, 2019, the Advisor may in the future recover fee reductions totaling $338,878. The Advisor may recover these amounts no later than the dates stated below:

August 31, 2020	$103,076
August 31, 2021	119,501
August 31, 2022	116,301
$338,878

OTHER SERVICE PROVIDER

Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. The Fund pays Ultimus fees in accordance with the terms of the master agreement for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

5. Distribution Plan

The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) which allows the Fund to incur expenses related to the distribution of its shares. The annual fees payable under the Plan may not exceed an amount equal to 0.25% of the Fund’s average daily net assets. During the year ended August 31, 2019, the total expenses incurred pursuant to the Plan were $50,896.

6. Principal Owner of Fund Shares

As of August 31, 2019, Charles Schwab & Co., Inc., for the benefit of its customers, owned of record 96% of the outstanding shares of the Fund. A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a significant effect on matters presented at a shareholders’ meeting.

7. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure

ALPHAMARK LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

ALPHAMARK LARGE CAP GROWTH FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
AlphaMark Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AlphaMark Investment Trust comprising AlphaMark Large Cap Growth Fund (the “Fund”) as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles

ALPHAMARK LARGE CAP GROWTH FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2008.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 21, 2019

ALPHAMARK LARGE CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other operating expenses. These ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2019) and held until the end of the period (August 31, 2019).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales loads. However, a redemption fee of 1.5% is applied on the sale of shares redeemed within sixty days of the date of purchase. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

ALPHAMARK LARGE CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses, including annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 1,001.60	$7.57
Based on Hypothetical 5% Return	$1,000.00	$ 1,017.64	$7.63

*

Expenses are equal to the Fund’s annualized net expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ALPHAMARK LARGE CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Interested Trustee
Name, Year of Birth & Address	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen by Trustee	Directorships of Public Companies Held by Trustee
*Michael L. Simon (1967) 810 Wright’s Summit Parkway Suite 100 Fort Wright, KY 41011	President and Trustee	Since July, 2008	Founder, President and Chief Investment Officer of the Advisor.	1	None

*	Mr. Simon, as an affiliated person of the Advisor, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

ALPHAMARK LARGE CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Independent Trustees
Name, Year of Birth & Address	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen by Trustee	Directorships of Public Companies Held by Trustee
John W. Hopper, Jr. (1960) 810 Wright’s Summit Parkway Suite 100 Fort Wright, KY 41011	Chairman and Trustee	Since September, 2008	Managing Director of Link-age Ventures (a venture fund focused on the senior living space) from November 2013 to present; Chief Investment Officer of the Ziegler Link-Age Longevity Fund, L.P. (a private equity fund focused on the senior living space) from February 2014 to present.	1	None
T. Brian Brockhoff (1964) 810 Wright’s Summit Parkway Suite 100 Fort Wright, KY 41011	Trustee	Since September, 2008	Senior Vice President of Commercial Banking at C.F. Bank from December 2018 to present; Principal of Bailey Capital Partners, Inc. (mortgage bankers) from August 2018 to December 2018; Senior Vice President-Commercial Real Estate Group Manager of BB&T Corporation from June 2015 to August 2018; Prior to June 2015, Principal of Bailey Capital Partners, Inc. (mortgage bankers).	1	None

ALPHAMARK LARGE CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Executive Officers
Name, Year of Birth & Address	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Christian A. Lucas (1972) 810 Wright’s Summit Parkway Suite 100 Fort Wright, KY 41011	Vice President	Since July, 2008	Member/Owner of the Advisor.
Anne M. Haggerty (1961) 810 Wright’s Summit Parkway Suite 100 Fort Wright, KY 41011	Chief Compliance Officer	Since March, 2009	Director of Operations and Chief Compliance Officer of the Advisor.
Robert G. Dorsey (1957) 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Vice President	Since July, 2008	Vice Chairman (February 2019 to present); Managing Direcctor (1999 to January 2019); Co-CEO (April 2018 to January 2019) of Ultimus and its subsidiaries.
Theresa M. Bridge (1969) 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Treasurer	Since July, 2013	Vice President and Director of Financial Administration of Ultimus.
Benjamin V. Mollozzi (1984) 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Secretary	Since April, 2017	Attorney of Ultimus and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-420-3350.

ALPHAMARK LARGE CAP GROWTH FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-420-3350, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-420-3350, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-420-3350. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended August 31, 2019, the Fund designated $3,659,841 as long-term capital gain distributions.

Qualified Dividend Income – The Fund designates 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year ended August 31, 2019, 100% of ordinary income dividends qualifies for the corporate dividends

ALPHAMARK LARGE CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, has reviewed and approved the continuance of the Investment Advisory Agreement with the Advisor for the AlphaMark Large Cap Growth Fund (the “Fund”). The approval took place at an in-person meeting held on August 22, 2019, at which a majority of the Independent Trustees were present. Additional materials regarding the renewal of the Investment Advisory Agreement were presented to the Board of Trustees, including the Independent Trustees, at the October 17, 2019 in-person meeting, at which time the Board of Trustees, including the Independent Trustees, re-affirmed their August 22, 2019 approval of the continuance of the Investment Advisory Agreement with the Advisor.

At the August 22, 2019 in-person meeting the Trustees were provided written materials from counsel for the Trust and the Independent Trustees regarding their fiduciary obligations in approving the Investment Advisory Agreement and the Trustees requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of such Investment Advisory Agreement and whether such Investment Advisory Agreement continues to be in the best interests of the Fund and its shareholders. The Trustees were guided by counsel for the Trust and the Independent Trustees as they reviewed the factors which are considered pertinent in reaching an informed business decision concerning the continuance of the Investment Advisory Agreement, including: (i) the nature, extent and quality of the services provided under the Investment Advisory Agreement; (ii) the investment performance of the Fund and the Advisor; (iii) the cost of services provided and the profits realized by the Advisor and any affiliates from their relationships with the Fund and the financial strength of the Advisor; (iv) the extent to which the Advisor realizes economies of scale as the Fund’s assets increase; (v) whether fee levels reflect such economies of scale for the benefit of shareholders; (vi) whether and how the Board relied on comparisons of services to be rendered to and fees to be paid by the Fund with the services provided by and the fees paid to other investment advisers or the services provided to and the fees paid by other clients of the Advisor; and (vii) any ancillary benefits derived or to be derived by the Advisor from its relationship with the Fund, such as soft dollar arrangements. The Trustees reviewed the background, qualifications, education and experience of the Advisor’s investment and operational personnel. The Trustees also considered the financial stability of the Advisor, the quality of administrative and other services provided to the Trust, the Advisor’s compliance program, and the Advisor’s role in coordinating such services and programs. They also reviewed the applicable case law materials with independent counsel. The Independent Trustees reviewed the Investment Advisory Agreement with management and also met in an executive session with counsel at which no representatives of the Advisor were present.

ALPHAMARK LARGE CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

Below is a summary of the discussions and findings of the Trustees in regard to their approval of the continuance of the Investment Advisory Agreement.

(i)

The Nature, Extent, and Quality of the Services Provided by the Advisor. The Independent Trustees reviewed the services being provided to the Fund by the Advisor. They discussed the responsibilities and compensation of the Advisor under the Investment Advisory Agreement. The Independent Trustees reviewed the background and experience of the Advisor’s key investment and operations personnel. They noted that the Advisor has had no significant turnover and continues to provide experienced professionals to manage the operations of the Fund and the Advisor. The Independent Trustees also considered the compliance policies and procedures of the Advisor, including the Advisor’s Cybersecurity overview, its Contingency Plan document for disaster recovery plans and business continuity, and the CCO’s annual compliance certifications. After reviewing and discussing the foregoing information, the Independent Trustees concluded that the quality, extent, and nature of the services provided by the Advisor to the Fund are consistent and continue to be of excellent quality.

(ii)

The Investment Performance of the Fund and Advisor. The Independent Trustees compared the performance of the Fund with the performance of the S&P 500 Index, the Fund’s primary benchmark, a peer group of similarly-sized mutual funds with a similar investment strategy, its Morningstar Category Average, and other accounts managed by the Advisor over various periods ended June 30, 2019. The Independent Trustees noted that the Fund had underperformed the S&P 500 Index for the since inception, one, three and five-year periods ended June 30, 2019. However, it outperformed the peer group and Morningstar averages for the period since inception. They then discussed the Fund’s under performance, with respect to the other accounts of the Advisor and discussed with Mr. Simon the cause for such differences. The Independent Trustees were provided with comparative performance statistics of the universe of funds categorized by Morningstar as “large cap blend” funds. The Independent Trustees noted that for the since inception, one, three, and five-year periods ended June 30, 2019 the Fund had returns of 11.28%, 1.48%, 9.78% and 7.23%, respectively, while the average returns for the Morningstar large cap blend funds category were 9.35%, 8.20%, 12.53% and 8.76%, respectively, over the same periods. The Independent Trustees reviewed performance information with respect to the Advisor’s other managed accounts with similar investment strategies, which indicated that the Fund underperformed such other accounts for all periods ended June 30, 2019. They considered that, based on representations by the Advisor, the performance for the other accounts was presented gross of fees, the Fund involves more frequent rebalancing, the size of certain accounts, and different fee structures, all contribute to such differences. Mr.

ALPHAMARK LARGE CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

Simon assured the Trustees that the Advisor is continually working to improve the strategy, but the Fund is designed for long-term results. The Independent Trustees also considered the consistency of the Advisor’s management of the Fund with the Fund’s investment objective and policies. After considerable discussion, the Independent Trustees concluded that the overall investment performance of the Fund had not been unreasonable, and they are satisfied with the Fund’s longer-term performance.

(iii)

The Costs of the Services to be Provided and Profits to be Realized by the Advisor From Its Relationship With the Fund. Next, the Independent Trustees considered the Advisor’s staffing, personnel and operations; the financial condition of the Advisor and the level of commitment to the Fund by the principals of the Advisor; the asset levels of the Fund; and the overall expenses of the Fund. The Independent Trustees reviewed the rate of the advisory fees paid by the Fund under the Investment Advisory Agreement and compared the fees to average advisory fees of similar mutual funds compiled from statistics reported by Morningstar. They also compared the total operating expense ratios of the Fund with average expense ratios of representative funds within its Morningstar category. The Independent Trustees noted that the Fund’s advisory fee of 1.00% was higher than the Morningstar category’s average advisory fee of 0.60% and that the Fund’s net annual expense ratio of 1.51% was also higher than the average annual expense ratio for the Morningstar category, which was 0.82%. They noted, however, that each was within the range of reported fees and expense ratios. The Independent Trustees also discussed the Advisor’s commitment to continue to cap the Fund’s total annual operating expenses at 1.50%, as disclosed in the Fund’s registration statement and stated in the expense limitation agreement between the Trust and the Advisor. The Independent Trustees took into account that the Advisor had waived approximately 52% of its advisory fees for the life of the Fund in order to maintain the Fund’s expense cap.

The Independent Trustees then considered the Advisor’s profitability analysis for its services provided to the Fund during the periods ended May 31, 2019, and May 31, 2018. The Independent Trustees considered that the Advisor has received only a portion of its advisory fees for its services to the Fund because it maintains the Fund’s 1.50% total annual expense limit. The Independent Trustees noted that, after deducting the costs of managing the Fund, which includes a reasonable allocation for employee salary and benefits from the advisory fees collected, the Advisor has yet to realize any profits for its services to the Fund.

ALPHAMARK LARGE CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

The Independent Trustees reviewed the balance sheet of the Advisor as of December 31, 2018. They also considered the Advisor’s representation that no material changes have occurred to the Advisor’s financial condition since the date of the balance sheet. The Independent Trustees concluded that the Advisor has adequate financial resources to continue serving as the Fund’s investment advisor. The Independent Trustees considered the “fallout benefits” to the Advisor, including the additional exposure the Advisor has received from managing the Fund and any other benefits reported on the 15(c) response. After a full discussion and consideration of the foregoing, the Independent Trustees concluded that the fees paid by the Fund to the Advisor continue to be reasonable in view of the quality of the services received by the Fund from the Advisor.

(iv)

The Extent to Which Economies of Scale Would be Realized as the Fund’s Assets Increase and Whether Advisory Fee Levels Reflect These Economies of Scale for the Benefit of the Fund’s Shareholders. The Independent Trustees considered the current net assets for the Fund and discussed the expense limitation arrangement between the Trust and the Advisor. The Independent Trustees noted that the Fund has grown its assets to the point where the Advisor is currently collecting approximately 55% of its advisory fee. They also noted that the Fund’s assets will need to increase significantly before the Advisor will realize its full advisory fee from the Fund. The Independent Trustees concluded that, at the Fund’s current asset levels, it is not relevant to consider the extent to which economies of scale might be realized in the future and that it is premature at this time to consider adding fee breakpoints to the advisory fee schedule for the Fund.

In conclusion, the Trustees did not identify any single factor as all-important or controlling in their determination to approve the continuance of the Investment Advisory Agreement. The Trustees, including all of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were fair and reasonable, that the Advisor’s fees were reasonable in light of the services provided to the Fund and the benefits received by the Advisor, and that continuance of the Investment Advisory Agreement is in the best interests of the Fund and its shareholders.

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ALPHAMARK INVESTMENT TRUST

Investment Advisor

AlphaMark Advisors, LLC
810 Wright’s Summit Parkway, Suite 100
Fort Wright, Kentucky 41011

Administrator

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-866-420-3350

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th floor
Cincinnati, Ohio 45202

Distributor

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Board of Trustees

John W. Hopper, Jr., Chairman
T. Brian Brockhoff
Michael L. Simon

Officers

Michael L. Simon, President
Christian A. Lucas, Vice President
Robert G. Dorsey, Vice President
Theresa M. Bridge, Treasurer
Benjamin V. Mollozzi, Secretary
Anne M. Haggerty, Chief Compliance Officer

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,000 and $13,000 with respect to the registrant’s fiscal years ended August 31, 2019 and 2018, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,500 and $2,500 with respect to the registrant’s fiscal years ended August 31, 2019 and 2018, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended August 31, 2019 and 2018, aggregate non-audit fees of $2,500 and $2,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	See Schedule I (Investments in securities of unaffiliated issuers)

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:

Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	AlphaMark Investment Trust

By (Signature and Title)*		/s/ Michael L. Simon
Michael L. Simon, President

Date	October 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Michael L. Simon
Michael L. Simon, President

Date	October 30, 2019

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer and Principal Accounting Officer

Date	October 30, 2019

*	Print the name and title of each signing officer under his or her signature.